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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 19, 2000


                       DONALDSON, LUFKIN & JENRETTE, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

                  1-6862                                     13-1898818
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         (Commission File Number)                         (I.R.S. Employer
                                                         (Identification No.)

    277 Park Avenue, New York, New York                         10172
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  (Address of principal executive office)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000
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ITEM 5. OTHER EVENTS

         A press release dated May 19, 2000, issued by Donaldson, Lufkin & Jenrette, Inc., is filed herewith as an exhibit. The press release concerns the approval by the Board of Directors of a stock repurchase program for up to 10 million shares of the Company's DLJ common stock.

         (c)   EXHIBIT

    Exhibit 99.2         Press release dated May 19, 2000
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Donaldson, Lufkin & Jenrette, Inc.


                                           /s/ MARJORIE WHITE
                                           ----------------------------------
                                           Marjorie White
                                           SECRETARY

May 23, 2000